UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2026

Voyager Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42694	84-2754888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1225 17th Street, Suite 1100
Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 500-6985

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2026, Voyager Technologies, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), representing approximately 67.93% in voting power of the Company’s outstanding Common Stock as of the April 1, 2026 record date, were present in person, or by remote communication, or represented by proxy. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 15 votes, and the Class A and Class B common stock voted together as a single class on each of the proposals described below. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter, each of which were described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026.
Proposal One: Election of Directors
The Company’s stockholders elected Gabe Finke, Marian Joh and Matthew Kuta as members of the Company’s board of directors as Class I directors to serve until the Company’s annual meeting of stockholders to be held in 2029 and until their successors are duly elected and qualified. The results of the vote were as follows:

Nominee	For	Withhold	Broker Non-Votes
Gabe Finke	105,097,931	2,027,961	13,043,864
Marian Joh	101,301,449	5,824,443	13,043,864
Matthew Kuta	105,119,984	2,005,908	13,043,864
Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
120,019,453	112,149	38,154	—
Proposal Three: Redomestication of the Company from Delaware to Texas
The Company’s stockholders approved the redomestication of the Company from Delaware to Texas by conversion (the “Redomestication”). The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
98,741,917	8,265,636	118,339	13,043,864
The Company expects the Redomestication to become effective on or about June 15, 2026.
Proposal Four: Adjournment of Annual Meeting, if necessary, to solicit additional proxies for Proposal 3
The Company’s stockholders approved the adjournment of the annual meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve Proposal Three, however as Proposal Three was approved, it was not necessary to adjourn the Annual Meeting. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
98,600,810	8,426,781	98,301	13,043,864

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER TECHNOLOGIES, INC.

Date: June 1, 2026	By:	/s/ Dylan Taylor
	Name:	Dylan Taylor
	Title:	Chief Executive Officer